OUTLOOK FUNDS TRUST

Supplement dated July 9, 2015 to the Prospectus dated May 1, 2015

1.
Effective July 9, 2015, the principal business address of the Fund’s investment adviser has been changed to 85 Fifth Avenue, 7th Floor, New York, NY 10003. Any reference to the former principal business address is hereby replaced with 85 Fifth Avenue, 7th Floor, New York, NY 10003.

2.	Effective July 9, 2015, the name of the Fund will be changed to the 3D Printing, Robotics and Technology Fund.

3.
Effective September 9, 2015, the “Principal Investment Strategies” section on page 2 and the “Additional Information Regarding Principal Investment Strategies” section on page 6 of the Prospectus are hereby amended by replacing the following as the first and second paragraphs, respectively, in each section:

The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities issued by U.S. and non-U.S. 3D printing companies, robotics companies, and technology companies, regardless of their stock market value (or "market capitalization"). The Fund will not change its 80% policy unless it gives shareholders at least 60 days' notice. Equity securities include common stocks, preferred stocks, securities convertible into common stocks, American Depositary Receipts ("ADRs") and warrants. 3D printing, or additive manufacturing, produces three-dimensional objects from digital models. The Fund defines a "3D printing company(ies)" as an entity in which at least 50% of the company's revenues or earnings were derived from the development or distribution of the equipment and materials used in additive manufacturing or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. The Fund defines a “robotics company” as an entity in which at least 50% of the company’s revenues or earnings were derived from the design, construction, operation and application of robots or technology dealing with design, construction and operation of robots in automation.” The Fund defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. 3D printing, robotics, and technology companies include, among others, those in the manufacturing, biotech, computer software, design, and hardware industries. In selecting robotics and technology companies, the Fund will take into account whether the companies have or are in the process of developing products or services that use 3D printing technology. The Fund may invest in robotics and technology companies that do not derive at least 50% of their revenues or earnings from the development or distribution of the equipment and materials used in additive manufacturing or do not devote at least 50% of their assets to such activities. Such robotics and technology companies may have very limited or no exposure to 3D printing processing.

The Fund may invest up to 20% of its net assets in investments not related to 3D printing, robotics, or technology. The Fund may invest in companies domiciled in the United States or in foreign countries, including companies domiciled in emerging or developing markets.

For more information, please contact a Fund customer service representative at (855) 330-6225 (toll free)

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PLEASE RETAIN FOR FUTURE REFERENCE.
255-PSA-0715

OUTLOOK FUNDS TRUST

Supplement dated July 9, 2015 to the Statement of Additional Information
dated May 1, 2015

Effective July 9, 2015, the principal business address of the Fund’s investment adviser has been changed to 85 Fifth Avenue, 7th Floor, New York, NY 10003. Any reference to the former principal business address is hereby replaced with 85 Fifth Avenue, 7th Floor, New York, NY 10003.

Effective July 9, 2015, the name of the Fund will be changed to the 3D Printing, Robotics and Technology Fund.

For more information, please contact a Fund customer service representative at (855) 330-6225 (toll free)

*           *           *

PLEASE RETAIN FOR FUTURE REFERENCE.